UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)
July 6, 2011

____________________________

ATHERONOVA INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-52315 (Commission File Number)	20-1915083 (IRS Employer Identification No.)

2301 Dupont Drive, Suite 525
Irvine, CA 92612
(Address of Principal Executive Offices and zip code)

(949) 476-1100
(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 6, 2011, the Registrant entered into an Amendment and Exchange Agreement (each an “Exchange Agreement” and collectively, the “Exchange Agreements”) with each of W-Net Fund I, L.P., Europa International Inc. and MKM Opportunity Master Fund, Ltd. (each an “Investor” and collectively, the “Investors”).  The Exchange Agreements amended the Securities Purchase Agreement, dated as of May 13, 2010 (the “Securities Purchase Agreement”), pursuant to which, among other things, the Investors purchased from the Registrant 2.5% Senior Secured Convertible Notes (the “Notes”), which are convertible into shares of the Company’s common stock in accordance with the terms thereof at an exercise price of approximately $0.393 per share.

Under the terms of the Exchange Agreements, each Investor agreed to extend, for a period of 12 months, the Company’s right to cause such Investor to purchase such Investor’s pro rata portion of an aggregate of $1,500,000 in additional Notes, such that the Company may cause such additional purchase if the Company meets three operating benchmarks specified in the Securities Purchase Agreement (the “Specified Benchmarks”) during the first 24 months after the closing of the first Note purchase, in consideration of the Company’s agreement to (1) extend, for a period of 12 months, the Investor’s right to cause the Company to sell to the Investor its pro rata portion of an aggregate of $1,500,000 in additional Notes, such that the Investor may cause such additional sale if the Company fails to meet the Specified Benchmarks during the first 24 months after the closing of the first Note purchase, and (2) exchange the existing Notes for new 2.5% Senior Secured Convertible Notes which are convertible into shares of the Company’s common stock in accordance with the terms thereof at an exercise price of $0.29 per share.

Except for the transactions under the Exchange Agreements and the Securities Purchase Agreement, and ownership of shares of the Company’s common stock, none of the Investors had any material relationship with the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

10.1           Form of Amendment and Exchange Agreement dated July 6, 2011

10.2           Form of Amended and Restated 2.5% Senior Secured Convertible Note

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AtheroNova Inc.

Date: July 8, 2011	By:	/s/ Mark Selawski
Mark Selawski Chief Financial Officer & Secretary

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Form of Amendment and Exchange Agreement dated July 6, 2011

10.2	Form of Amended and Restated 2.5% Senior Secured Convertible Note

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